UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 29, 2012

DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive

Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On March 29, 2012, the Corporate Compensation and Benefits Committee of the Board of Directors of Dole Food Company, Inc. made awards to Dole’s named executive officers (among others), under Dole’s 2010 Management One-Year Incentive Plan, which awards are subject to the terms of Dole’s 2009 Stock Incentive Plan, as amended. The 2010 Management One-Year Incentive Plan and the 2009 Stock Incentive Plan are Exhibits 10.30 and 10.24, respectively, to Dole’s Annual Report on Form 10-K filed with the Commission on March 15, 2012. The performance metrics applicable to the awards reported herein are the same as those that were applicable to awards in 2011 under the 2010 Management One-Year Plan, which performance metrics were disclosed in Dole’s proxy statement filed with the Commission on April 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 4, 2012	DOLE FOOD COMPANY, INC. REGISTRANT

	By:	/s/ C. MICHAEL CARTER
C. Michael Carter Executive Vice President, General Counsel and Corporate Secretary

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